UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 25, 2021
Date of Report (date of earliest event reported)

Franchise Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2387 Liberty Way
Virginia Beach, Virginia 23456
(Address of Principal Executive Offices) (ZIP Code)

(757) 493-8855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	NASDAQ Global Market
7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

This Current Report on Form 8-K (this “Form 8-K”) is being filed to reflect certain retrospective revisions for discontinued operations and changes in reportable segments that have been made to the consolidated financial statements of Franchise Group, Inc. (the "Company") in its Annual Report on Form 10-K for the year ended December 26, 2020 that was previously filed with the Securities and Exchange Commission (“SEC”) on March 10, 2021 (the “2020 Form 10-K”).

As previously disclosed, on February 21, 2021 Franchise Group Intermediate L, LLC (“Seller”), a Delaware limited liability company and wholly-owned subsidiary of the Company, and NextPoint Acquisition Corp., a special purpose acquisition corporation incorporated under the laws of the Province of British Columbia (“Purchaser”), entered into a purchase agreement (the "Purchase Agreement”) pursuant to which the Purchaser agreed to purchase 100% of the issued and outstanding membership interests of Seller, the entity owning the Company’s Liberty Tax business.

The Company's Liberty Tax business met the criteria within Accounting Standard Codification 205-20, Discontinued Operations to be reported as discontinued operations, therefore, the Company is reporting the historical results of the Liberty Tax business including the results of operations and cash flows as discontinued operations, and the related assets and liabilities were retrospectively reclassified as assets and liabilities held for sale for all periods presented herein. Unless otherwise noted, applicable amounts in the prior years have been recast to conform to this discontinued operations presentation.

Prior to the Company's entry into the Purchase Agreement to sell its Liberty Tax business, the Company operated four reportable segments: American Freight, The Vitamin Shoppe, Liberty Tax and Buddy's Home Furnishings, as reported in the 2020 Form 10-K. Subsequently, the Company eliminated the Liberty Tax reportable segment and operated three reportable segments.

In order to preserve the nature and character of the disclosures set forth in the 2020 Form 10-K,the items included in this Form 8-K have been updated solely for matters relating specifically to the Liberty Tax business as a discontinued operation and changes in the Company's reportable segments, as described above. This Form 8-K does not reflect other events occurring after the filing date of the 2020 Form10-K,except as otherwise reflected in Exhibit 99.1. This Form 8-K should be read in conjunction with the 2020 Form 10-K and SEC filings made by the Company subsequent to the filing of the 2020 Form 10-K, including the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 27, 2021 filed on May 6, 2021.

Item 9.01 of this Form 8-K revises certain information contained in the 2020 Form 10-K to reflect discontinued operations. In particular, Exhibit 99.1 contains revised information in portions of the following sections of the 2020 Form10-K:

•Part I, Item 1 “Business”
•Part I, Item 2 “Properties”
•Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
•Part II, Item 8 “Financial Statements and Supplementary Data”
•Part IV, Item 15 “Exhibits and Financial Statement Schedules” (sub-Items(a)(1) and (2) only)

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this Form 8-K:

23.1*	Consent of Deloitte & Touche LLP
23.2*	Consent of Cherry Bekaert LLP
99.1*
Updated Part I, Items 1 (Business) and 2 (Properties), Updated Part II, Items 7 (Management's Discussion and Analysis of Financial Condition and Results of Operations) and 8 (Financial Statements and Supplementary Data), Updated Part IV, Item 15 (Exhibits and Financial Statement Schedules (sub-items (a)(1) and (2) only from the Annual Report on Form 10-K for the fiscal year ended December 26, 2020 of Franchise Group, Inc., as filed on March 10, 2021.

101.INS*	Inline XBRL Instance Document
101.SCH*	Inline XBRL Taxonomy Extension Schema Document
101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2021	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer